                           415 EAST PACES FERRY ROAD
                                 OFFICE LEASE


     THIS LEASE is made this 7th day of August, 1997, by and among Longpoint Investors, Ltd. (hereinafter called "Landlord") and Buckhead Community Bancorp, Inc. (hereinafter called "Tenant"), Colliers Cauble & Co. (hereinafter called "Broker"), and N/A, (hereinafter called "Co-Broker").

     1. PREMISES. Landlord, for an in consideration of the rents, covenants, agreements, and stipulations hereinafter mentioned, provided for and contained hereinafter to be paid, kept and performed by Tenant, leases and rents unto Tenant and Tenant hereby rents and leases from Landlord the following described space in 415 East Paces Ferry Building (hereinafter called the "Building") being approximately ____ rentable square feet (____ usable square feet) located at ________, ______ County, Georgia, (hereinafter called the "Premises"). The Premises are more particularly described and shown on Exhibit "A" (The Premises is defined as the entire first floor of the Building, exclusive of the Lobby. The legal description of the property of which the Premises is a part ("Land") is attached as Exhibit "B".) as attached hereto and made a part hereof. No easement for light or air is granted hereunder. See Special Stipulation 1 for final calculation of square footage.

     2. TERM. The Tenant shall have and hold the Premises for a term of ten years beginning on the Commencement Date and ending ten years thereafter at midnight, unless sooner terminated as hereinafter provided, or unless adjusted pursuant to Special Stipulation 44 called "Term").

     3.   RENTAL AND COVENANTS TO PAY RENT.

          a. Tenant shall pay to Landlord at Suite 415, 3109 Maple Drive, Atlanta, Georgia 30305, or at such other place as Landlord may designate in writing without demand, deduction or set-off, an annual rental of per RSF (herein called "Base Rental"), payable in equal monthly installments in advance on the first day of each calendar month during the Term which is for less than one month shall be a prorated portion of the monthly rental due. (See Special Stipulation 44)

          b. Base Rental shall escalate as follows: 3% per annum, on the anniversary date of the lease.

          c. All payments, other than those specified above, as required in this Lease to be made by Tenant to Landlord shall be deemed to be and shall become additional rent hereunder, whether or not the same shall be designated as such and shall be due and payable along with usual rental payments subject to the same conditions and remedies as exist for said rental payments. (See Special Stipulation 44)
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     4.   LATE CHARGES. Other remedies for nonpayment of rental notwithstanding, time is of the essence of this Lease and if Landlord elects to accept rent on or after the tenth day after written notice is given to Tenant of any failure to pay Base Rental, a late charge equal to the greater of five percent (5%) of the monthly installment of Base Rental or One Hundred Dollars ($100.00) will be due as additional rent. In the event Tenant's rent check is dishonored by the Bank, Tenant agrees to pay Landlord $25.00 as a handling charge and, if applicable, the late charge, and Tenant shall deliver said monies to Landlord as specified in Paragraph 3. Dishonored checks must be replaced by cashier's check, certified check or money order. Any other amounts payable to Landlord under this Lease with the exception of Base Rental shall be considered past due 30 days from Landlord's billing date and Tenant shall pay a monthly service charge of fifteen percent per annum of the amount past due for that and each subsequent month that the amount remains past due. The parties agree that such charges represent a fair and reasonable estimate of the costs the Landlord will incur by reason of such late payment and/or returned check.

     5.   Deleted.

     6.   Deleted.

     7. ACCEPTANCE OF PREMISES. Landlord and Landlord's broker have made no representations or promises with respect to the Building, the Premises, or this Lease except as herein expressly set forth. The taking of possession of the Premises after fulfillment of the Delivery Requirements set out in Special Stipulation 45 by Tenant shall be conclusive evidence that Tenant accepts the Premises "as is" and that the Premises and the Building are suitable for the use intended by Tenant and were in good and satisfactory condition at the time such possession was so taken, excluding any punch list items. See Special Stipulations attached, and in particular Special Stipulations 44 and 45.

     8. REPAIR BY TENANT AND REMOVAL OF IMPROVEMENTS AND ALTERNATIONS UPON TERMINATION.

          a. Tenant will, at Tenant's expense, take good care of the Premises and the fixtures and appurtenances therein, and, exclusive of all portions of the Premises, improvements, equipment, and building systems that hereinafter are expressly provided to be the responsibility of Landlord to maintain and repair, will suffer no active or permissive waste or injury thereof; and Tenant shall, at Tenant's expense, but under the direction of Landlord, promptly repair any damage to the Premises or the Building caused by the misuse or neglect thereof, or by persons permitted on the Premises by Tenant, or Tenant moving in or out of the Premises.

          b. Tenant will not, without Landlord's written consent, make any alterations, additions or improvements in or about the Premises and will not do anything to or on the Premises which will increase the rate of fire insurance on the Building. All alterations, additions or improvements (including but

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

               not limited to carpets, window treatments, and window treatment hardware) made or installed by Tenant to the Premises shall become the property of Landlord at the expiration of the Term of this Lease, or any extensions or renewals thereof. Landlord reserves the right to require Tenant to remove any improvements or additions made to the Premises by Tenant; Tenant further agrees to do so prior to the expiration of the Term or within thirty (30) days after notice from Landlord, whichever shall be later, provided that Landlord give such notice no later than thirty (30) days after expiration of the Term of this Lease, or any extensions or renewals thereof.

          c. No later than the last day of the Term, Tenant will remove all of Tenant's personal property and trade fixtures and repair all damage done by or in connection with the installation or removal of said property and will surrender the Premises (together with all keys to the Premises) in as good a condition as existed at the beginning of the Term, reasonable wear and tear, damage by fire, the elements or casualty excepted. All property of tenant remaining on the Premises after expiration of the Term shall be deemed conclusively abandoned and may be removed by Landlord, and Tenant shall reimburse Landlord for the cost of such removal, subject, however, to Landlord's right to require Tenant to remove any improvements or additions made to the Premises by Tenant pursuant to sub-paragraph (b) of this paragraph.

          d. In doing any work of any nature in, to or about the Premises, Tenant will use only contractors or workmen approved by Landlord. Tenant shall promptly cause the removal of any lien for material or labor claimed to be furnished to Premises at Tenants request. See Special Stipulation 8(b), (c) and (d).

     9.   Deleted and see Special Stipulation 9.

     10. USE. Tenant shall use the Premises for retail bank and/or office and for all lawful activities normally incidental thereto and related to the conduct of Tenant's business, and for any other purposes permitted by law. Tenant shall not use or occupy the Premises, or permit the Premises to be used or occupied, in violation of any ordinance, law or regulation of any governmental body, or in any manner which would vitiate or increase the premium charged for insurance on the Premises or the Building or that would cause damage to the Building, or that would constitute a public nuisance, or that would disturb the quiet enjoyment of the other tenants of the Building.

     11. SERVICES - WATER, CLEANING, AND ELECTRICITY. Landlord shall furnish the following services without additional charge.

          a. Heat and air conditioning sufficient to reasonably cool or heat the Premises, at the proper season, during standard building hours (8:00 a.m. to 6:00 p.m. on Mondays through Fridays, inclusive and 8:00 A.M. to 1:00 P.M. on

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               Saturdays) on normal business days, except holidays observed by national banks as legal holidays;

          b. Restroom facilities including water, paper towels, and toilet tissue reasonably used on the Premises;

          c. Janitorial services each Monday through Friday, except holidays observed by national banks as legal holidays;

          d. Electric current for lighting and for small business machines only (e.g. typewriters, personal computers, copiers and other small office equipment) using 110 volt, 20 AMP circuits. Tenant will not use any electrical equipment which in Landlord's opinion will overload the wiring installations or interfere with the reasonable use thereof by other users in the Building. Tenant will not, without Landlord's prior written consent in each instance (which shall not be unreasonably withheld) connect any additional items (such as electric heaters, data processing equipment or copy machines) to the Building's electrical distribution system, or make any alterations or additions to such system. Should Landlord grant such consent, all additional circuits or equipment required therefore shall be provided by Landlord and the reasonable cost thereof shall be paid by Tenant upon Landlord's demand; See Special Stipulation 11(d) for amplification.

          e.   See Special Stipulation 11(e).

          f. Landlord shall in no way be liable for cessation of any of the above services caused by strike, accident or reasonable breakdown, nor shall Landlord be liable for damages resulting from any of the fixtures or equipment in the Building being out of repair, or for injury to person or damage to property, caused by any defects in the electrical equipment, heating, ventilating and air conditioning system, water apparatus, or for any damages arising out of failure to furnish the services enumerated in this Paragraph 11 beyond the control of Landlord.

     12. DESTRUCTION OF OR DAMAGE TO PREMISES. If the Premises are made untenatable in whole or in part by fire or other casualty, the rent, until repairs shall be made or this Lease is terminated as hereinafter provided, shall be apportioned on a per diem basis and prorated according to the part of the Premises which is usable by the Tenant. If such damage shall be so extensive that the Premises cannot be restored by the Landlord within a period of one hundred twenty (120) days (as evidenced by a written declaration from Landlord to Tenant), then either party shall have the right to cancel this Lease by notice to the other given at any time within thirty (30) days after the date of such damage. If this Lease is not so terminated, the Landlord will promptly repair the damage at the Landlord's expense, within a reasonable time thereafter.

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     13.  RULES AND REGULATIONS.  Tenant will faithfully observe and comply with the "Rule and Regulations" attached hereto and made a part hereof, and such further reasonable rules and regulations as Landlord may prescribe, on written notice to Tenant, for the safety, care and cleanliness of the Building, and the comfort, quietness and convenience of other occupants of the Building.

     14.  See Special Stipulation 14(a) through (g).

     15. REMEDIES UPON DEFAULT. Upon the occurrence of an Event of Default, Landlord shall use reasonable efforts to mitigate its damages, provided Landlord, in addition to any and all other rights or remedies it may have at law or in equity, shall have the option of pursuing any one or more of the following remedies:

          a. Landlord may terminate this Lease by giving notice of termination, in which event this Lease shall expire and terminate on the date specified in such notice of termination, with the same force and effect as through the date so specified were the date herein originally fixed as the termination date of the term of this Lease, and all rights of Tenant under this Lease and in and to the Premises shall expire and terminate, and Tenant shall remain liable for all obligations under this Lease arising up to the date of such termination and Tenant shall surrender the Premises to Landlord on the date specified in such notice;

          b. Landlord may terminate this Lease as provided in Paragraph 15(a) hereof and recover from Tenant all damages Landlord may incur by reason of Tenant's default, including, without limitation, a sum which, at the date of such termination, represents the then value of the excess, if any, of (i) the monthly rental and additional rent for the period commencing with the day following the date of such termination and ending with the date herein before set for the expiration of the full term hereby granted, over (ii) the aggregate reasonable rental value of the Premises (less reasonable brokerage commissions, attorney's fees and other costs relating tot he reletting of the Premises) for the same period, all of which excess sum shall be discounted to present value, and deemed immediately due and payable;

          c.   Deleted.

          d. Landlord may, from time to time without terminating this Lease, and without releasing Tenant in whole or in part from Tenant's obligation to pay monthly rental and additional rent and perform all of the covenants, conditions and agreements to be performed by Tenant as provided in this Lease, make such alterations and repairs as may be reasonably necessary in order to relet the Premises, and, after making such alterations and repairs, Landlord may, but shall not be obligated to, relet the Premises or any part thereof for such term or terms (which may be for a term extending beyond the Term of this Lease) at such rental or rentals and upon such other terms and conditions as Landlord in its sole discretion may deem advisable or acceptable; upon each reletting, all rentals received by Landlord from such

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               reletting shall be applied first, to the payment of any
               indebtedness other than rent due hereunder from Tenant to Landlord; second, to the payment of any costs and expenses of such reletting, including brokerage fees and attorneys' fees, and of costs of such alterations and repairs; third, to the payment of the monthly rental and additional rent due and unpaid hereunder, and the residue, if any, shall be held by Landlord and applied against payment of future monthly rental and additional rent as the same may become due and payable hereunder; in no event shall Tenant be entitled to any excess rental received by Landlord over and above charges that Tenant is obligated to pay hereunder, including monthly rental and additional rent; if such rental received from such reletting during any month is less than those to be paid during the month by Tenant hereunder, including monthly rental and additional rent, Tenant shall pay any such deficiency to Landlord, which deficiency shall be calculated and paid monthly; Tenant shall also pay Landlord as soon as ascertained and upon demand all costs and expenses reasonably incurred by Landlord in connection with such reletting and in making any alterations and repairs which are not covered by the rentals received from such reletting; notwithstanding any such reletting without termination, Landlord may at any time thereafter elect to terminate this Lease for such previous breach. See Special Stipulation 15(d).

          Tenant acknowledges that the Premises are to be used for commercial purposes, and Tenant expressly waives the protections and rights set forth in Official Code of Georgia Annotated Section 44-7-52.

     16. ASSIGNMENT AND SUBLETTING. Tenant shall not, without the prior written consent of Landlord, which shall not be unreasonably withheld, assign this Lease or any interest hereunder, or sublet the Premises or any part thereof, or permit the use of the Premises by any party other than the Tenant. Consent to any assignment or sublease shall not impair this provision and all later assignments or subleases shall be made likewise only on the prior written consent of Landlord. The assignee of Tenant, at the option of Landlord, shall become liable to Landlord for all obligations of Tenant hereunder, but no sublease or assignment by Tenant shall relieve Tenant of any liability hereunder. Consent to any assignment or sublease shall nullify any lease options or first rights of refusal. See Special Stipulation 16.

     17. EMINENT DOMAIN. If all or any part of Premises or the land on which Building stands or any estate therein are taken by virtue of eminent domain or conveyed or leased in lieu of such taking, this Lease shall expire on the date when title shall vest, or the term of such lease shall commence, and any rent paid for any period beyond said date shall be repaid to Tenant. It is expressly agreed that the Tenant shall not have any right or claim of any award made to or received by the Landlord for such taking. The widening of streets abutting the land on which the Building stands shall not effect this Lease, provided no part of the Building is so taken. Nothing herein contained, however, shall preclude Tenant from claiming, proving and receiving from the condemning authority a separate award for the value of any of Tenant's personal property taken which Tenant could have rightfully removed

                                      -6-
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          from the Premises hereunder and for relocation and moving expenses, so long as the Landlord's award is not thereby reduced. See Special Stipulation 17.

     18. LANDLORD'S ENTRY OF PREMISES. Landlord may enter the premises with prior notice, except in case of emergencies, at reasonable hours with prospective purchasers or tenants, or to inspect the Premises, or to make repairs required by Landlord under the terms hereof or repairs to adjoining space within the Building.

     19.  Deleted.

     20. SUBORDINATION. Landlord may, from time to time, grant first lien deeds of trust, security deeds, mortgages or other first lien security interests covering its estate in the Building (each a "Mortgage"). Tenant agrees that this Lease shall be subject and subordinate to each Mortgage, including any modifications, extensions, renewals thereof and advances July 1996 subordination shall be required to make this Lease subject and subordinate to any Mortgage. Tenant shall, upon request, from time to time execute and deliver to Landlord or the holder of any Mortgage any instrument requested by Landlord or the holder of such Mortgage. Tenant agrees to recognize and attorn to any party succeeding to the interest of Landlord as a result of the enforcement of any Mortgage, and be bound to such party under all the terms, covenants, and conditions of this Lease, for the balance of the Term of this Lease, including any extensions or renewals thereof, with the same force and effect as if such party were the original Landlord under this Lease. Upon the request of Landlord, Tenant agrees to execute a subordination and attornment agreement incorporating the provisions set forth above and otherwise in form reasonably acceptable to Landlord. See Special Stipulation 20.

     21. INDEMNITY AND INSURANCE. Tenant agrees to and hereby does indemnify and save Landlord harmless against all claims for damages to persons or property by reason of Tenant's use or occupancy of the Premises, and all expenses incurred by Landlord because thereof, including attorney's fees and court costs. Supplementing the foregoing and in addition thereto, Tenant shall during the term of this Lease and any extension or renewal thereof, and at Tenant's expense, maintain in full force and effect comprehensive general liability insurance with limits of $500,000.00 per person and $1,000,000.00 per incident, and property damage limits of $100,000.00, which insurance shall contain a special endorsement recognizing and insuring any liability accruing to Tenant under the first sentence of this Paragraph 21, and naming Landlord as additional insured. Tenant shall provide evidence of such insurance to Landlord prior to the commencement of the term of this Lease. Landlord and Tenant each hereby release and relieve the other, and waive its right of recovery, for loss or damage arising out of or incident to the perils insured against which perils occur in, on or about the Premises, whether due to the negligence of Landlord or Tenant or their Brokers, employees, contractors and/or invitees, to the extent that such loss or damage is within the policy limits of said comprehensive general liability insurance. Landlord and Tenant shall, upon obtaining the policies of insurance required, give notice to the insurance carrier or carriers that the foregoing mutual waiver of subrogation is contained in this Lease. See Special Stipulation 21.

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     22.  RIGHTS CUMULATIVE.  All rights, powers and privileges conferred hereunder upon the parties hereto shall be cumulative and not restrictive of those given by law.

     23. HOLDING OVER. If Tenant remains in possession of the Premises after expiration of the Term hereof, with Landlord's acquiescence and without any express agreement of the parties, Tenant shall be a tenant at will at the rental rate which is in effect at the end of this Lease and there shall be no renewal of this Lease by operation of law. If Tenant remains in possession of the Premises after expiration of the Term hereof without Landlord's acquiescence, Tenant shall be a tenant at sufferance and commencing on the date following the date of such expiration, the monthly rental payable under Paragraph 3 above shall for each month, or fraction thereof during which Tenant so remains in possession of the Premises, be 125% of the monthly rental otherwise payable under Paragraph 3 above.

     24. WAIVER OF RIGHTS. No failure of Landlord to exercise any power given Landlord hereunder or to insist upon strict compliance by Tenant of its obligations hereunder and no custom or practice of the parties at variance with the terms hereof shall constitute a waiver of Landlord's right to demand exact compliance with the terms hereof.

     25. SECTION TITLES. The section titles in this Lease are included for convenience only and shall not be taken into consideration in any construction or interpretation of this Lease or any of its provisions.

     26.  NOTICE.

          a. Any notice by either party to the other required or permitted under this Lease shall be valid only if in writing and shall be deemed to be duly given only if delivered personally or sent by registered or certified mail addressed (-) if to Tenant, at the Premises, and (2) if to Landlord, at the address set forth herein, or at such other address for either party as that party may designate by notice to the other, with copy to the Broker(s) at the address set forth herein; notice shall be deemed given, if delivered personally, upon delivery thereof, and if mailed upon the mailing thereof. See Special Stipulation 26.

          b.   Deleted.

     27. DEFINITIONS. "Landlord" as used in this Lease shall include the undersigned, its heirs, representatives, assigns and successors in title to the Premises. "Tenant" shall include the undersigned and its heirs, representatives, and successors, and if this Lease is validly assigned or sublet, shall also include Tenant's assigns or subtenants covered by such assignment or sublease. "Broker" and "Co-Broker" shall include the undersigned, their successors, assigns, heirs and representatives. "Landlord", "Tenant", "Broker", and "Co-Broker" include male and female, singular and plural, corporation, partnership or individual, as may fit the particular parties.

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     28.  ENTIRE AGREEMENT.  This Lease contains the entire agreement of the parties hereto, and no representations, inducements, promises or agreements, oral or otherwise, between the parties, not embodied herein, shall be of any force or effect. No subsequent alteration, amendment, change or addition to this Lease, except as to changes or additions to the Rules and Regulations described in Paragraph 13, shall be binding upon Landlord or Tenant unless reduced to writing and signed by Landlord and Tenant.

     29. ATTORNEY'S FEES. In the event that any action or proceeding is brought to enforce any term, covenant or condition of this Lease on the part of Landlord or Tenant, the prevailing party in such litigation shall be entitled to recover reasonable attorney's fees to be fixed by the court in such action or proceeding, in an amount at least equal to fifteen percent of any damages due from the non-prevailing party.

     30. LIMITATION ON BROKER'S SERVICES AND DISCLAIMER. Broker and Co-Broker are parties to this Lease for the purpose of enforcing their rights to receive a real estate commission. Tenant must look solely to Landlord as regards all covenants and agreements contained herein, and Broker and Co-Broker shall never be liable to Tenant in regard to any matter which may arise by virtue of this Lease. Landlord and Tenant acknowledge that the Atlanta Commercial Board of REALTORS, Inc. has furnished this Standard Office Lease form to its members as a service and that it makes no representation or warranty as to the enforceability of this Standard Office Lease form or any paragraph thereof.

     31. NO ESTATE IN LAND. This Lease shall create the relationship of landlord and tenant between the parties hereto. Tenant has only a usufruct no subject to levy and sale, and not assignable by Tenant except by Landlord's consent.

     32.  TIME OF ESSENCE.  Time is of the essence of this Lease.

     33. REAL ESTATE COMMISSION. Landlord agrees to pay to Broker and Co-Broker for negotiating this Lease, a commission as agreed to in a separate agreement. Tenant warrants and represents that it has had no dealings with any broker or broker(s) in connection with this Lease, other than Broker and Co-Broker and Tenant covenants to pay, hold harmless and indemnify Landlord from and against any and all cost, expense or liability for any compensation, commissions or charges claimed by any broker or broker(s) on behalf of the Tenant with respect to this Lease or negotiations thereof, other than Broker and Co-Broker. See Special Stipulation 33.

     34.  See Special Stipulation 34.

     35.  CERTAIN ENVIRONMENTAL MATTERS.

          a. Tenant shall not use, store, treat, discard or dispose of any hazardous substances in or about the Premises. For purposes of this Lease, "hazardous substances" shall mean and include those elements or compounds which are contained in the list of hazardous substances adopted by the Environmental Protection Agency (EPA) and the list of toxic pollutants designated by Congress or the EPA under any applicable environmental law or legislation; as such lists may be supplemented, amended or newly enacted from time to time. To the extent that any of the applicable environmental laws of the State of Georgia establish a meaning for "hazardous substances" which is broader than that specified in any federal legislation or laws, such broader meaning shall apply. "Applicable environmental law" shall mean and include the collective aggregate of the following: any law, statute, ordinance, rule, regulation, order or determination of any governmental authority or any board of fire underwriters (or body exercising similar functions) or any restrictive covenant or deed restriction (recorded or otherwise) affecting the Premises pertaining to health or the environment.

          b. The occupancy, operation and use of the Premises by Tenant shall not violate any applicable environmental laws, of any federal, state, local or other governmental authority.

          c. Without limiting the generality of the above, Tenant represents that it is not the subject of any pending or, to the best of Tenant's knowledge, threatened investigation or inquiry by any governmental authority, or subject to any remedial obligations under any applicable environmental laws, including, without limitation, the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended ("CERCLA"), the Resource Conservation and Recovery Act of 1987, as amended ("RCRA"), and any and all applicable state laws, and this representation and warranty would continue to be true and correct following disclosure to any applicable governmental authority of all relevant facts, conditions and circumstances pertaining to the Tenant.

          d. Tenant represents that it is to obtain any permits, licenses or authorization to occupy, operate or use any portion of the Premises by reason of any applicable environmental laws.

          e. Tenant represents that it has not received any notice from any governmental authority with respect to any violation of any applicable environmental laws.

          f. Tenant shall not cause any violation of any applicable environmental laws, nor permit any sub-tenant of any portion of the Premises to cause such a violation, nor permit any environmental liens to be placed on any portion of the Building or the Premises.

          g. Tenant shall give notice to Landlord immediately upon (i) Tenant's receipt of any notice from any governmental authority of a violation of any applicable environmental laws or upon acquiring knowledge of the receipt of any such notice by any sub-tenant of any portion of the Premises, and (ii) acquiring knowledge of the presence of any hazardous substances on the Premises in a condition that is resulting or could reasonably be expected to

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               result in any adverse environmental impact, with a full
               description thereof. Tenant shall promptly comply with all applicable environmental laws requiring the notice, removal, treatment, or disposal of such hazardous substances, caused by or within the control of Tenant and provide the Landlord with satisfactory evidence of such compliance.

     36.  See Special Stipulation 36.

     37. SEVERABILITY. The terms, conditions, covenants and provisions of this Lease shall be deemed to be severable. If any clause or provision herein contained shall be adjudged to be invalid or unenforceable by a court of competent jurisdiction or by operation of any applicable law, it shall not affect the validity of any other clause or provision herein, but such other clauses or provisions shall remain in full force and effect.

     38. QUIET ENJOYMENT. If Tenant shall pay the rent herein and other amounts to be paid by Tenant to Landlord, and will and faithfully keep, perform, and observe all of the covenants, agreements and conditions herein stipulated to be kept, performed and observed by Tenant, Tenant shall at all times during the term of the Lease have the peaceable and quiet enjoyment of the Premises against the claims of all persons whomsoever, and Landlord covenants and agrees that it shall timely pay real estate taxes on the Land and Building.

     39.  Deleted.

     40. AGENCY DISCLOSURE. Landlord and Tenant hereby acknowledge that Broker has acted as an agent for Landlord in this transaction and will be paid a commission by Landlord and that Co-Broker has acted as an agent for N/A in this transaction and will be paid a real estate
              ---
          commission by N/A.
                        ---

     41. NO OPTION. The submission of this Lease for examination does not constitute a reservation of or option for the Premises, and this Lease shall become effectively only upon execution and delivery of a fully executed Lease by Landlord.

     42. SPECIAL STIPULATIONS. Special Stipulations shall control if in conflict with any of the foregoing provisions of this Lease.

     IN WITNESS WHEREOF, the parties have hereunto set their hands and seals the day and year first above written.

                                         TENANT:

Signed, sealed and delivered in          Buckhead Community Bancorp, Inc.
 the presence of:
                                         R. Charles Loudermilk, Sr.  (SEAL)
_________________________________        ----------------------------

Witness                                  __________________________________
                                         Address  1100 Aaron Building
                                                  309 East Paces Ferry Road
                                                  Atlanta, Georgia  30305

                                         __________________________________
                                         Phone

Signed, sealed and delivered in          LANDLORD:
 the presence of:

                                         Longpoint Investors, Ltd.

                                         John D. Margeson            (SEAL)
_________________________________        ----------------------------
Witness
                                         __________________________________
                                         Address  3109 Maple Drive, Suite 415
                                                  Atlanta, Georgia  30305

                                         __________________________________
                                         Phone    404-237-5245

Signed, sealed and delivered in
 the presence of:                        BROKER:


                                         Colliers Cauble & Co.

                                         ____________________________(SEAL)
_________________________________
Witness
                                         __________________________________
                                         Address

                                         __________________________________

                                         __________________________________

Signed, sealed and delivered in the presence of:  N/A

                                                  ________________________(SEAL)

____________________________
Witness                                           ________________________
                                                  Address

                                                  ________________________

                                                  ________________________
                                                  Phone

                             RULES AND REGULATIONS
      (which are referred to in the within Lease and made a part thereof)

1. The sidewalks, entry passages, corridors, halls, and stairways shall not be obstructed by tenants, or used by them for any purpose other than those of ingress and egress.

2. The water closet and other water apparatus, shall not be used for any other purpose than those for which they were constructed, and no sweepings, rubbish, or other obstructing substances shall be thrown therein.

3. No advertisement or other notice shall be inscribed, painted or affixed on any part of the outside or inside of the Building. Window shades, blinds or curtains of a uniform color and pattern only, as specified by Landlord, shall be used throughout the Building to give a uniform color exposure through exterior windows. No awnings shall be placed on Building.

4. No tenant shall do or permit to be done in the Building, or bring or keep anything thereon, which shall in any way obstruct or interfere with the rights of other tenants, or in any way injure or annoy them, or conflict with the laws relating to fires, or with the regulations of the Fire Department, or any part thereof, or conflict with any of the rules and ordinances of the Board of Health. Tenants, their invitees and employees shall maintain order in the Building, shall not make or permit any improper noise in the Building or interfere in any way with other tenants or those having business with them. No rooms shall be occupied or used as sleeping or lodging apartments at any time without permission of Landlord. No part of the Building shall be used or in any way appropriated for gambling, immoral or other unlawful practices. No intoxicating liquor or liquors shall be sold in the Building by Tenant without Landlord's permission.

5. Tenants shall not employ any persons other than the janitors of Landlord (who will be provided with pass-keys into the offices) for the purpose of cleaning or taking care of Premises.

6. No animals, birds, bicycles, or other vehicles shall be allowed into the offices, halls, corridors, or elsewhere in the Building.

7. All glass, locks and trimmings in or upon the doors and windows of the Building shall be kept whole, and when any part thereof shall be broken, the same shall immediately be replaced and put in order under direction and to the satisfaction of Landlord, or its broker, and shall be left whole and in good repair. Tenants shall not deface the Building, the woodwork or the walls of the Premises.

8. No additional locks or latches shall be put upon any door without the written consent of Landlord. Tenants at the termination of their Lease of the Premises shall return to Landlord all keys and security cards to doors in Building.

9. Landlord in all cases retains power to prescribe the weight and position of iron safes, files having excessing weight, or other heavy articles. Any damage done to the Building or to tenants or to other persons by taking safe or other heavy article in or out of Premises, for overloading a floor, or in any other manner shall be paid for by Tenant causing such damage.

10. Parking facilities supplied by Landlord for Tenants shall be used for vehicles that may occupy a standard parking area only (i.e. 8'x13'). Moreover, the use of such parking facilities shall be limited to normal business parking and shall not be used for a continuous parking of any vehicle or trailer regardless of size.

11. The Landlord shall not be responsible to any Tenant for the non-observance or violation of any of these Rules and Regulations by any other tenants.

12. Tenant shall not permit in the Premises any cooking or the use of any apparatus for the preparation of food nor the use of any electrical apparatus likely to cause an overload of electrical circuits, with the exception of a microwave oven, coffee machine and refrigerator.

13. Tenant shall maintain no food or drink coin operating vending machines within the Premises or the Building without the written consent of Landlord; such consent shall not preclude Landlord from charging Tenant for utility costs thereof. Tenant agrees that all personal property, including machines permitted by Landlord under this paragraph, brought into the Premises by Tenant, its employees, licensees and invitees shall be at the sole risk of Tenant and Landlord and shall not be liable for theft or of money deposited therein or for any damages thereto; such theft or damage being the sole responsibility of Tenant.

14. All Tenants and occupants shall observe strict care not to leave their windows or doors open when it rains or snows, or while air-conditioning or heating systems are in operation, and for any fault or carelessness in any of these respects, shall indemnify other tenants for any injury sustained by other Tenants, and to Landlord for damage to paint, plastering or other parts of the Building, resulting from default or carelessness.

15. Deleted.

16. These Rules and Regulations are supplemental to, and shall not be construed to in any way modify or amend, in whole or in part, the terms, covenants, agreements and conditions of any lease of any premises in the Building.

                             SPECIAL STIPULATIONS


Landlord: Longpoint Investors, Ltd.

Tenant:      Buckhead Community Bancorp, Inc.

Date: August 7, 1997

Re:   415 East Paces Ferry Road Office Lease


      The following number references are to the corresponding paragraph number in the standard lease agreement between the parties (the "Standard Lease"). Where in conflict with the Standard Lease, the following provisions shall control:

3. The calculation of rentable square feet and usable square feet is an approximation at this time. The Premises shall consist of all of the ground floor of the Building, less and except that part of the ground floor within the present lobby ("Lobby"), plus one-third of the square footage contained in the Lobby. Promptly upon execution of this Lease. Landlord will measure the number of square feet contained within the Premises. This measurement shall be from exterior wall to exterior wall. Tenant shall be notified in writing as to the calculation and Tenant shall have a period of ten days after notification within which to notify Landlord in writing of any disagreement as to the calculation. Unless Tenant notifies Landlord of Tenant's disagreement, Landlord's calculation shall become final, and the precise rental under paragraph 3 shall be determined by multiplying the number of square feet within the Premises by $17.50 and shall become the base rental ("Base Rental").

      If Tenant does notify Landlord of Tenant's disagreement with Landlord's calculation, then Tenant's notification shall be accompanied by a certification from a qualified architect selected by Tenant as to the architect's calculation of the number of square feet contained within the Premises. Landlord shall have a period of ten days after such notification within which to notify Tenant in writing of any disagreement as to Tenant's calculation. Unless Landlord notifies Tenant of Landlord's disagreement, Tenant's calculation shall become final, and the precise rental under paragraph 3 shall be determined by multiplying the number of square feet contained in Tenant's measurement times $17.50 and shall become the Base Rental. If Landlord does disagree with Tenant's calculation of the number of square feet contained within the Premises, the matter shall be submitted to arbitration under the provisions of Special Stipulation 51 hereof.

      Tenant shall also have non-exclusive right to use of the common areas in the Building. Tenant shall have right of access to the Premises 24 hours per day, 365 days per year.

8.    (b)  Landlord's consent shall not be unreasonably withheld. Tenant may make alterations, additions or improvements to the Premises without Landlord's written consent which do not affect the Building structure, the exterior of the Building or any of the Building systems.

     (c) Tenant's obligation to remove improvements and alterations excludes initial Improvements made by Landlord and Tenant, including Tenant Improvements. As to improvements thereafter, Landlord's approval shall indicate whether or not Tenant will be obligated to remove same at end of Term.

     (d)  Landlord's approval shall not be unreasonably withheld.

9. Landlord shall provide for the cleaning, repair and maintenance, consistent with comparable buildings in the Buckhead area, of the public portions of the Building (including but not limited to the Lobby of the Building) and the Land, all Building systems (including the heating, ventilating and air conditioning systems, electrical, plumbing and mechanical systems in the Building and the Premises), all exterior walls, corridors, windows, roof and other structural elements and equipment of the Building and the Premises and the grounds and parking areas on the Land and such additional maintenance as may be necessary because of damage by persons other than Tenant, its brokers, employees, invitees or visitors. Except as provided in Section 44 and except as provided in the foregoing sentence, Landlord shall not be required to make any improvements or repairs of any kind or character on the Premises during the term of this Lease. Tenant shall reimburse Landlord for the repairs of any damage caused by Tenant or Tenant's employees, agents, contractors, invitees or licensees or caused by Tenant's default hereunder. Landlord shall be responsible to comply with and keep the Building including the Premises in compliance with all applicable governmental requirements, laws, ordinances and rules for occupancy of the Building and for tenants generally saving only such laws, ordinances or requirements pertaining to the specific nature of Tenant's business and occupancy in the Premises by Tenant for which Tenant shall be responsible.

11. (d) The requirement for written consent for electric appliance connection applies only to appliances or machines that require greater electrical power than a 110 volt, 20 amp circuit.

     (e) If Tenant requires greater electrical power than the standard power provided in Section 11(d) or requires after hours HVAC, then Landlord reserves the right to charge Tenant as additional rent a reasonable sum for such excess to reimburse Landlord the actual costs of such additional services.

     (f) The phrase "reasonable breakdown" is deleted and the phrase "breakdown beyond the control of Landlord" is substituted. Whether breakdown is beyond the control of Landlord shall be an arbitrable matter.

14.  The subparts of Section 14 are modified as follows:

     (a) Tenant fails to pay the rental as provided for herein and on or before the due date thereof, which failure is not cured within ten days after written notice is provided by Landlord to Tenant;

     (b) Tenant fails to comply with or abide by and perform any other obligation imposed upon Tenant under this Lease and such failure is not cured within 30 days after written notice is given by Landlord to Tenant, or if such default or failure is of such a nature that it cannot be reasonably cured within 30 days, then within such longer period as is reasonably necessary for Tenant to effect a cure, provided Tenant is diligently pursuing the cure thereof;

     (c)  Tenant is adjudicated bankrupt or files for bankruptcy protection;

     (d) A permanent receiver is appointed for Tenant's property and such receiver is not removed within 60 days after written notice from Landlord to Tenant to obtain such removal;

     (e) Tenant either voluntarily or involuntarily takes advantage of any debt or relief proceeding under the present or future law, whereby the rent or any part thereof is or is proposed to be reduced or payment thereof deferred;

     (f)  Tenant makes an assignment for the benefit of creditors; or

     (g) Tenant's effects are levied upon or attached under process against Tenant, which is not satisfied or dissolved within 30 days after written notice from Landlord to Tenant to obtain satisfaction thereof.

15. (b) The excess sum referred to in Section 15(b) shall be discounted to present value.

     (d) The authority to make alterations and repairs is limited to those that are reasonably necessary. The authority to relet the Premises shall be on such terms and conditions as Landlord is reasonably able to obtain.

16. Tenant without the consent of Landlord may sublet or assign this Lease and/or permit the use of the Premises or a portion thereof to any subsidiary or affiliated company of Tenant or any of its principal shareholders or directors. In addition, Tenant without obtaining Landlord's consent may transfer or assign this Lease to any successor by merger or purchaser of substantially all of the assets of Tenant or stock in Tenant.

17. Nothing in paragraph 17 is intended to preclude Tenant from claiming, proving and receiving from the condemning authority a separate award for damages sustained by Tenant or loss in respect to Tenant's interest from such condemnation.

18.  The notice required prior to entry by Landlord shall be "reasonable."

     The Landlord's right to show the Premises to prospective tenants shall be limited to the last 180 days of the Term.

20. Tenant's obligation to sign a subordination agreement shall be subject to the proposed mortgage holder executing a non-disturbance and attornment agreement providing that Tenant's rights under the lease will not be disturbed absent a default, and that such holder will recognize Tenant as Tenant in the Premises under the terms of the lease.

21. Landlord agrees to and hereby does indemnify and save Tenant harmless against all claims for damages to persons or property by reason of claims against Tenant, its employees and agents or other liability, damages, costs and expenses or Tenant, its employees and agents occurring or being made resulting from the negligence or misconduct of Landlord, its agents, employees or contractors on the Land, in the Building or the Premises.

26.  Notices required hereunder shall be sent to Tenant as follows:
     Buckhead Community Bancorp, Inc.
     c/o of Mr. R. Charles Loudermilk, Sr.
     1100 Aaron Building
     309 E. Paces Ferry Rd., N.E.
     Atlanta, Georgia  30305-2307

     A. B. Martin
     Morris, Manning & Martin, LLP
     3343 Peachtree Road, N.E.
     Suite 1600
     Atlanta, Georgia  30326

33. Landlord covenants to pay, hold harmless and indemnify Tenant from and against any and all costs, expense or liability for any compensation, commissions or charges claimed by Broker or other brokers on behalf of Landlord with respect to this Lease or negotiations thereof.

34. Except for the obligations of Landlord in Section 44, Landlord's obligations and liability to Tenant hereunder are limited to those pertaining to building improvements as specified herein and Landlord's interest in the Land and the Building, all rents due Landlord in respect to such interest and all proceeds of insurance payable to Landlord.

36. Force Majeure. Except for the time periods in Section 44 and Section 45 whenever a period of time is herein prescribed for action to be taken by Landlord or Tenant, Landlord or Tenant shall not be liable or responsible for, and there shall be excluded from the computation of any such period of time, any delays due to strikes, riots, acts of God, shortages of labor or materials, theft, fire, public enemy, injunction, insurrection, court order, requisition or any other causes or any kind whatsoever which are beyond the control of Landlord or Tenant.

43. Acceptance of Premises and Representations of Landlord. Landlord agrees to make certain modifications and improvements to the Building and the Land pursuant to the "Plans and Specifications" (hereinafter defined in Section
     (44) and other requirements set forth in Section (44) ("Landlord's Work"). Subject to completion of Landlord's Work and satisfaction of the Delivery Requirements and the representations and warranties of Landlord hereinafter set forth. Tenant agrees to accept the "Premises" for installation of the Tenant Improvements in accordance with Section 45.

     As a material inducement to Tenant to enter into this Lease, Landlord hereby represents and warrants to Tenant as follows:

          (a) Title. Landlord owns the land on which the Building is located in fee simple subject to those matters of title set forth on Exhibit "C" attached hereto and by this reference made a part hereof.

          (b) Construction and Compliance. The building is structurally sound and is in a tenantable condition free of material defects in design , workmanship and materials and subject to completion of the Tenant Improvements, fully complies with all governmental requirements (including the obtainment of all necessary approvals). Landlord agrees that if at any time or times any public authority, enforcer or beneficiary of any governmental requirements establishes that the Building has not been constructed in compliance with any governmental requirements in effect at the time of the Commencement Date and should request compliance, then upon receipt of notice of such complaint Landlord shall promptly cause such repairs, alterations or other work to be done or other action taken so long as to bring about the compliance requested without unreasonable interference to Tenant's business or rights under this Lease.

          (c) Environmental.

               (i) Landlord represents that to the best of Landlord's knowledge, there are not now nor have there ever been any toxic or "Hazardous Substances" (hereinafter defined) used, generated, stored, treated or disposed on the Land.

               (ii) Landlord hereby indemnifies Tenant from and against any and all loss, liabilities, claims or reasonable expenses, including without limitation any investigation or claim of any third party or governmental agency, remediation costs, reasonable engineering and reasonable attorneys' fees and expenses that Tenant may incur by reason of the use, generation, including with limitation, any CERCLA claim, arising from or relating to (i) the generation, presence or suspected presence, release or disposal of Hazardous Substances, whether known or unknown, at, on, from or under the Premises at any time whether prior to or after the delivery of the Premises to Tenant except to the extent caused by Tenant and (ii) the migration of Hazardous Substances from other property to the Premises. As a condition of such indemnity, Tenant shall within ten (10) days deliver 43. Acceptance of Premises and Representations of Landlord. Landlord agrees to make certain modifications written notice to Landlord of any claims made on Tenant that are subject to this indemnity and Tenant shall reasonably cooperate and consult with Landlord on the defense of such claim so as to mitigate the costs and expenses of this indemnity. This indemnity shall survive the cancellation, termination or expiration of this Lease.

               (iii) For purposes hereof "Hazardous Substances" means:

                         (aa)  Any toxic or hazardous waste, materials,
pollutants or substances, including petroleum products and by-products, flammable explosives, radioactive materials, asbestos, polychlorinated biphenyls, pesticides, herbicides, pesticide or herbicide containers, untreated sewage, industrial process sludge.

                         (bb)  Any substance defined as "Hazardous Substances"
or "Toxic Substances" or similarly identified in or pursuant to CERCLA.

                         (cc)  "Hazardous Materials" as identified in or
pursuant to the Hazardous Materials Transportation Act, 49 U.S.C. ' 1801 et seq.
                                                                         -- ----
as now or hereafter amended.

                         (dd)  Any chemical substance or mixture regulated under
The Toxic Substance Control Act of 1976, 15 U.S.C. ' 2601 et seq. as now or
                                                          -- ----
hereafter amended.

                         (ee)  Any "Toxic Pollutant" under The Clean Water Act,
33 U.S.C. ' 466 et seq. as now or hereafter amended; any hazardous air pollutant
                -- ----
under The Clean Air Act, 42 U.S.C. ' 7401 et seq. as now or hereafter amended.
                                          -- ----

                         (ff)  Any toxic or hazardous wastes, materials,
pollutants or substances regulated under any other applicable law including any so called "Super Fund" or "Super Lien" legislation, now or hereafter existing, or

                         (gg)  Any "hazardous substance" as identified in or
pursuant to any Governmental Requirement as now or hereafter amended.

          (d) Authority. Landlord hereby represents and warrants that it has full power and authority to enter into this Lease and perform all of its obligations hereunder.

          (e) Additional Representations and Warranties. Landlord warrants and represents that:

                   (i) No person other than Tenant is entitled to possession of the Premises.

                   (ii) The Building has unrestricted right of ingress and egress to and over public rights of way.

                   (iii) To the best knowledge of Landlord, all necessary surface work, drainage, sewer and other utility services are available to the Premises through facilities located in public rights of way or valid and existing private easements of perpetual duration which have priority over all existing mortgages or security instruments.

                   (iv) To the best knowledge of Landlord, the Land has not been used as a land fill or waste facility or otherwise been used for the disposal, storage or treatment of any waste, trash, garbage, industrial by-product, chemical or hazardous substance of any nature (including any Hazardous Substance).

                   (v) To the best knowledge of Landlord, the Land contains no sewers, septic tanks, above ground tanks or "underground storage tanks" (as defined in 40 C.F.R. Section 280.12).

                   (vi) Except as provided in Section 42, there exists no pending or to the best knowledge of Landlord, contemplated condemnation, eminent domain or rezoning proceeding affecting the Premises, or any pending or contemplated proceedings or public improvements which could or might result in a levy of a special tax or assessment against the Premises.

                   (vii) Upon Substantial Completion of the Building, the Building and the Premises (except such work for which Tenant is responsible) are in compliance with all applicable governmental requirements relating to the land use requirements.

                   (viii) All Building systems, including HVAC, electrical, plumbing and mechanical systems and equipment serving the Premises shall be in good operating condition to the Delivery date.

44. Building Improvements. Landlord will (a) improve the exterior face of the Building; (b) redesign and construct a new entrance to the east face of the Building; (c) repair, restore, seal and restripe the parking lot; (d) remodel the Lobby space; (e) install appropriate landscaping on the Land and (f) install a monument sign for the Building including Tenant's name as the top billing sign, all shall be completed at Landlord's cost and expense. All of the foregoing work is herein called "Landlord's Work". Landlord shall cause plans and specifications for Landlord's Work to be completed and Landlord shall obtain a cost estimate from its contractor for the actual costs of the new entrance on or before August 14, 1997. Tenant shall have the right to approve such plans and specifications and cost estimates provided Tenant shall approve or give its reasons for disapproval on or before three (3) business days after Landlord shall deliver to Tenant such plans and specifications for approval. If Tenant shall not approve such plans and specifications or cost estimate Tenant shall give Landlord the reasons therefore and Landlord shall make such changes to such plans and specifications as are requested by Tenant. This process shall continue until Tenant shall approve such plans and specifications and cost estimate. If Landlord and Tenant do not agree on the Building plans and specifications or cost estimate by August 19, 1997, then Tenant shall have the right to terminate this Lease by notice to Landlord. Such final plans and specifications as are approved by Tenant are herein called the "Building Plans and Specifications." Within thirty (30) days of the date Landlord and Tenant shall approve the Building Plans and Specifications and cost estimates, Tenant shall pay to Landlord the amount of the cost estimate or reimburse Landlord for the costs of construction of such improvements in the manner set out below. Provided that in lieu of paying such costs to Landlord at the option of Landlord or Tenant Landlord shall credit such amount due Landlord from Tenant against Tenant Allowance due Tenant from Landlord. Landlord shall cause Landlord's Work to be constructed in a good and workmanlike manner in accordance with the

     Building Plans and Specifications on or before January 1, 1998 (the "Scheduled Building Completion Date").

     If "Substantial Completion" of the Building shall not occur by sixty (60) days after the Scheduled Building Completion Date then for each day thereafter until Substantial Completion shall occur, the Commencement Date shall be delayed and, in addition, Tenant shall be entitled to a credit against Base Rental that shall begin to accrue and be due after the Commencement Date equal to one-half (1/2) of the prorated daily amount of Base Rental due hereunder for each day of such delay. If Substantial Completion of the Building shall not occur by ninety (90) days after the Scheduled Building Completion Date, then for each day thereafter until Substantial Completion shall occur the Commencement Date shall be delayed and, in addition, Tenant shall be entitled to a credit against Base Rental that shall begin to accrue and be due after the Commencement Date, one (1) full day Base Rental hereunder for each day of such delay. If Substantial Completion of the Building shall not occur by June 15, 1998, then in lieu of the foregoing rights, Tenant at any time after June 15, 1998 may elect to terminate the Lease in which event Landlord shall pay to Tenant Fifty Thousand ($50,000.00) Dollars as liquidated damages; Landlord and Tenant acknowledge that the exact amount of Tenant's Damages in consequence of such default are not capable of being exactly ascertained and that such liquidated damages constitute the reasonable amount of Tenant's damages and are not a penalty. Tenant is not so required to exercise such termination option and unless Tenant shall so exercise its termination rights, then the Commencement Date shall continue to be delayed and Tenant's credit against Base Rental provided above shall continue to accrue. For purposes of this Lease "Substantial Completion of the Building" shall mean completion of the Building and the parking areas and the landscaping on the Land all in accordance with the Building Plans and Specifications with the exception of only minor punchlist items (the "Punchlist") that can be completed within thirty (30) days which do not in the reasonable opinion of Tenant materially interfere with the occupancy of the Premises by Tenant and the operation of Tenant's business from the Premises or prevent Tenant from obtaining a certificate of occupancy for the Tenant Improvements. After Substantial Completion of the Building shall occur, Landlord shall promptly and within thirty (30) days complete the Punchlist without any material interference to the rights of Tenant to operate its business. All the time periods herein are subject to adjustment, day for day, for delays occasioned by Tenant's actions or inactions.

     Rental shall begin on the Commencement Date. Landlord shall send Tenant a Commencement Date agreement for signature, confirming the establishment of the Commencement Date.

     The term "Commencement Date" shall mean the date on which Substantial Completion of the Building shall occur and a certificate of occupancy (temporary or permanent) is issued to Tenant.

45. Tenant Improvements. Tenant at its cost and expense subject to reimbursement from Landlord of "Tenant's Allowance" (hereinafter defined) shall construct the Tenant Improvements in the Premises. The "Tenant Improvements" shall be all those certain interior improvements to be constructed and installed in the Premises in accordance with "Tenant's Plans and Specifications" (hereinafter defined) generally constituting Tenant's interior build-out requirements which shall include (a) the necessary equipment systems and improvements for connection to, and distribution from the main Building systems trunk lines for the HVAC plumbing, mechanical and electrical systems in the Building and (b) the ceiling, lighting, floor covering, wall covering and finishes and window treatments. Tenant Improvements shall include a drive-through banking window. Prior to the commencement of the installation of the Tenant Improvements, Tenant shall prepare and obtain Landlord's approval of Tenant's Plans and Specifications for Tenant Improvements. Landlord shall approve the Tenant Plans and Specifications or disapprove with the reasons therefore within three (3) business days of Tenant's delivery of such Plans and Specifications for approval. This process shall continue until Tenant's Plans and Specifications are approved by Landlord. If Tenant is unable to obtain Landlord's approval of Tenant's Plans and Specifications within (15) days after Tenant first delivers such plans to Landlord then Tenant may terminate this Lease by notice to Landlord. Tenant may commence construction of the Tenant Improvements upon Landlord's delivery of the Premises to Tenant with all of the "Landlord's Delivery Requirements" satisfied. The date Landlord delivers the Premises to Tenant with all Delivery Requirements satisfied is the "Delivery Date".

     For purposes hereof Landlord's Delivery Requirements are: (a) the Premises shall be delivered to Tenant in a "broom clean" condition with all exterior partitions installed and complete; (b) all main Building system including HVAC electrical plumbing and mechanical shall be in good working order and ready for connection to and installation of a distribution system to the Premises and; (c) there shall exist no condition at the Premises or the Building or other reason except only the necessary approval of Tenant's Plans and Specifications by the applicable governmental authorities that shall prevent Tenant obtaining a building permit for construction of Tenant Improvements.

     Landlord shall reimburse Tenant the aggregate amount of $14.00 per square foot ("Tenant's Allowance") for Tenant's Improvements. Landlord shall disburse Tenant's Allowance to Tenant upon request by Tenant and certification by Tenant of the percentage of Tenant's Improvements that are complete. Tenant's Allowance shall be disbursed in percentage to the proportion of Tenant's Improvements that shall be completed. Landlord shall not be required to make disbursements more than monthly and may hold back 10% (the "Retainage") of the amount requested by Tenant to be disbursed to Tenant until final completion of Tenant's Improvements. Landlord shall not be required to disburse the Retainage until Tenant's Improvements shall be complete and Tenant shall have obtained a certificate of occupancy for the Premises. Tenant shall cause Tenant's Improvements to be completed in accordance with Tenant's Plans and Specifications and in accordance with all governmental laws and other requirements by a contractor that shall be approved by Landlord (such approval shall not be unreasonably withheld). Subject to being reimbursed the Tenant Allowance as provided herein, Tenant shall indemnify and hold harmless Landlord from and against any liabilities and other obligations resulting from the construction of Tenant's Improvements in the Premises.

46. Renewal Option. Tenant shall have the option to renew its Lease for two five (5) year terms. Tenant shall notify Landlord in writing of Tenant's intent to renew at least six (6) months prior to the expiration date of the Term in the case of the first renewal term, and at least six months prior to the expiration of the first renewal term, in the case of the second renewal term. All terms and conditions of this Lease shall remain the same during the renewal term except as provided below.

     Rental. The Base Rental during the first year of each renewal term shall be the "Fair Market Rental Rate". For purposes of this Section "Fair Market Rental" shall mean the Base Rental rate per rentable square foot then being charged for comparable buildings taking into consideration such considerations relevant to the determination of Fair Market Rental Rates as deemed important by the Appraiser.

     The Fair Market Rental Rate shall be determined between
     Landlord and Tenant as follows:

     Within thirty (30) days of the Tenant's notification to Landlord of its exercise of its renewal option Landlord shall advise Tenant in writing of its determination of the Fair Market Rental Rate. Within fifteen (15) days after receipt of Landlord's determination of the Fair Market Rental Rate Tenant shall advise Landlord in writing whether or not Tenant accepts or rejects the Fair Market Rental Rate set forth by Landlord. In the event Tenant rejects such terms as set forth by Landlord, Tenant shall counter by advising Landlord in writing of Tenant's determination of the Fair Market Rental Rate. If Landlord and Tenant cannot then agree upon the Fair Market Rental Rate within sixty (60) days of the Tenant's original notice of exercise Tenant's Renewal Option, then the parties shall jointly appoint an "Appraiser" as hereinbelow set forth who within ten (10) days of appointment will pick either Landlord's or Tenant's determination of Fair Market Rental Rate. Tenant may elect by written notice to Landlord within ten (10) business days from the Appraiser's determination any one of the following: (a) to continue to exercise its option to renew this Lease for the full expanded term at the Fair Market Rental Rate determined by Appraiser or (b) to rescind its election to renew this lease in which event this Lease shall expire on the scheduled expiration date then in effect without regard to such renewal. The cost of the Appraiser shall be borne by the party whose determination of Fair Market Rental Rate was not adopted by the Appraiser.

     For purposes of this Section "Appraiser" shall mean a certified commercial real estate appraiser to be agreed upon by Landlord and Tenant with a minimum of ten (10) years experience with similar asset types in the Atlanta, Georgia north metro area provided that should Landlord and Tenant be unable to agree upon a person to serve in such capacity then Landlord and Tenant shall each choose a person meeting said qualifications and the two so chosen shall select a third person meeting said qualifications who shall thereupon serve as Appraiser Notwithstanding anything to the contrary contained in this Lease, the dispute resolution provisions set forth in this Section 46 and not the arbitration procedured set forth in Section 51 shall be utilized in determining the applicable "Fair Market Rental Rate" in connection with any exercise by Tenant of a renewal option.

47. Signage. Landlord shall provide at its cost (and without deduction from Tenant's Tenant Improvements Allowance), a monument sign located on East Paces Ferry Road with the Tenant's name and logo as described in and in accordance with the specifications to be approved by Tenant. A depiction of the signage agreed to by the parties is attached as Exhibit D.

48.  Parking

     (a) At no additional charge Tenant, its employees, customers and others shall have the exclusive right to park in six (6) parking spaces in front of the Building in a location approved by Tenant. Landlord shall install signage in front of each of such parking spaces denoting the exclusive and reserved status of such parking spaces, which signage shall include Tenant's identification and logo as designated by Tenant. Tenant shall have the right to enforce such exclusive rights, including the right to remove or have towed any cars of vehicles parking in such spaces in violation of this provision.

     (b) at no additional charge Tenant, its employees and customers shall have the non-exclusive right to park in any other parking spaces on the Land not marked as exclusive or reserved. Landlord shall maintain a parking ratio of at least 3 parking spaces per 1,000 square feet of leased space, thereby entitling Tenant at all times to free parking in at least 26 spaces on the land (including the reserved parking spaces described in Section 48 (a) above) in reasonable locations for visitor parking.

     (c) Landlord agrees to cooperate with Tenant in the enforcement of Tenant's parking rights granted in this Section taking such reasonable measures as are necessary to enforce such parking rights.

49. Mandatory FDIC Rights. Notwithstanding any other provisions of this Lease, in the event the Tenant or any financial institution or subsidiary thereof operating in the Premises becomes insolvent or is placed in conservatorship or receivership by its primary state or federal bank regulator or other bank regulatory authority, Landlord may not terminate this Lease without the prior consent of such regulator or authority. Any such regulator or authority shall have the option to either (a) affirm this Lease (in which event Landlord may not terminate this Lease) or (b) terminate this Lease. If this Lease is terminated as allowed herein, notwithstanding any provision in this Lease to the contrary, the maximum liability for such termination shall be the unpaid Rent accrued through the date of termination, up to the date of reentry of the Landlord or termination without acceleration, it being acknowledged and agreed that Landlord, in such event is not entitled to collect any Rent due in respect to any period after the earlier of termination or reentry by Landlord.

50. Drive-Thru. Landlord agrees to grant Tenant unimpeded access to the drive-thru banking window to be constructed on the Land as provided in Section
     44. Tenant and its customers shall have the exclusive use of the drive-thru window. Landlord shall install appropriate signage to indicate the reserved status of such drive. No cars shall be allowed to park in any manner which shall impede reasonable access to and through the drive. Landlord agrees to cooperate reasonably with Tenant in the enforcement of Tenant's rights in this Section 50. Tenant at its expense may replace and/or remove the existing awning now covering a portion of such drive.

51. Arbitration. Any dispute, controversy or claim arising out of or in connection with, or relating to this Lease, upon the request of any party involved, may be submitted to, and settled by, arbitration in the City of Atlanta, State of Georgia, pursuant to the commercial arbitration rules then in effect of the American Arbitration Association (or at any time or at any other place or under any other form of arbitration mutually acceptable to the parties so involved). Any award rendered shall be final and conclusive upon the parties and a judgment thereon may be entered in the highest court of the forum, state or federal, having jurisdiction. The expenses of the arbitration shall be borne equally by the parties to the arbitration, provided that each party shall pay for and bear the cost of its own experts, evidence and counsel's fees, except that in the discretion of the arbitrator, any award may include the cost of a party's counsel if the arbitrator expressly determines that the party against whom such award is entered has caused the dispute controversy or claim to be submitted to arbitration as a dilatory tactic.

52. Landlord's Default and Tenant's Remedies. In the event Landlord defaults in any of its obligations under this Lease, including without limitation Landlord's satisfaction of Landlord's repairs and maintenance obligations, and such failure continues for a period of thirty (30) days after written notice of such failure, delivered by Tenant to Landlord, Tenant shall have the right, but not the obligation, to do whatever Landlord is obligated to do by the provisions of this Lease. Landlord agrees to reimburse Tenant immediately upon demand for any reasonable expenses which Tenant may incur, thus effecting compliance on behalf of Landlord.

53. Zoning Contingency. Landlord and Tenant acknowledge that the current "zoning" for the Property does not permit a bank to operate from the Premises. Landlord has filed a zoning application to rezone the Property to permit a bank. If such rezoning is not accomplished by February 7, 1998, then Tenant shall have the right to terminate this Lease by notice to Landlord received not later than February 11, 1998. If this Lease is terminated as provided in this section, then Tenant shall be responsible to pay to its contractors all costs and expenses of the Tenant Improvements in place at such time without reimbursement from Landlord for the Tenant Allowance. The foregoing notwithstanding, if Tenant's actual hard costs for construction to date of termination equal or exceed $500,000.00, Landlord shall reimburse Tenant the amount of $100,000.00.

     IN WITNESS WHEREOF, the parties have hereunto set their hands and seals the day and year first above written.

     Signed, sealed and delivered in the presence of:

                                    TENANT
                                    BUCKHEAD COMMUNITY BANCORP, INC.


                                    By: /s/ R. Charles Loudermilk
______________________________          --------------------------------
Witness
                                    ____________________________________
                                    Address

                                    ____________________________________
                                    Phone

Signed, sealed and delivered        LANDLORD
in the presence of:                 LONGPOINT INVESTORS, LTD.


                                    By: /s/ John D. Margeson
______________________________          --------------------------------
Witness                             GENERAL PARTNER

                                    ____________________________________
                                    Address

                                    ____________________________________
                                    Phone


Signed, sealed and delivered        BROKER
in the presence of:                 COLLIERS CAUBLE & COMPANY

______________________________
Witness                             By:  _______________________________

                                    ____________________________________
                                    Address

                                    ____________________________________
                                    Phone

                                  EXHIBIT "B"
                                  -----------

                                     LAND
                                     ----



All that tract or parcel of land lying and being in the City of Atlanta in Land Lot 61 of the 17th District, Fulton County, Georgia, being more particularly described as follows:

BEGINNING at the corner formed by the southwesterly side of East Paces Ferry Road and the northerly side of Buckhead Avenue, and running thence northwesterly and then westerly, in a direction somewhat north of west, along the southwesterly and southerly sides of East Paces Ferry Road, as the southwesterly and southerly sides of East Paces Ferry Road were located prior to the warranty deed dated July 1, 1964, recorded in Deed Book 4268, page 148, Fulton County Records, from John M. Taulman and Mrs. Helen T. Waterman to Fulton County, following the curvature thereof towards the west, 294.6 feet to the easterly line of a parcel of land that was conveyed by Mrs. S. C. Sims to F. Marion Thomason by a deed dated July 24, 1925, recorded in Deed Book 929, page 146, Fulton county records; thence southerly, in a direction slightly east of south, in a straight line, alone the easterly line of the parcel of land that was conveyed to F. Marion Thomason as set out above and along the easterly line of a parcel of land that was conveyed by William E. Arnaud to Mrs. Mabel O. Reeves by a deed dated May 16, 1944, recorded in Deed Book 1986, page 395, Fulton County records, forming a southeasterly angle of 59 degrees and 44 minutes with a straight line running from the point of beginning to the point last run to,
208.5 feet to the northerly side of Buckhead Avenue; thence easterly in a direction somewhat north of east, along the northerly side of Buckhead Avenue following the slight curvature thereof towards the north, 258 feet to the corner formed by the southwesterly side of East Paces Ferry Road and the northerly side of Buckhead Avenue and the point of beginning;

LESS & EXCEPT property conveyed in Warranty Deed and Temporary Easement from John M. Taulman and Mrs. Helen T. Waterman to Fulton County, dated July 1, 1964, filed July 17, 1964, recorded in Deed Book 4268, page 148, Fulton County Records.

                                  EXHIBIT "C"
                                  -----------

                               MATTERS OF TITLE



1. Agreement by and between John M. Taulman, Helen Taulman Waterman, and the City of Atlanta, dated March 12, 1964, filed March 17, 1964, recorded in Deed Book 4106, Page 470, Fulton County, Georgia Records.

2. Easement in favor of Georgia Power Company, dated April 24, 1964, recorded in Deed Book 4255, page 157, aforesaid records.

                                October 3, 1997

Longpoint Investors, Ltd.
c/o John D. Margeson, General Partner
Suite 415
3109 Maple Drive
Atlanta, GA  30305

     Re: Proposed lease agreement between Longpoint Investors, Ltd. (Landlord) and Buckhead Community Bancorp, Inc. (Tenant) for space in building located at 415 East Paces Ferry Road, Atlanta, Georgia dated July 30, 1997 (the "Lease Agreement")

Gentlemen:

     As a principal organizer of Buckhead Community Bancorp, Inc., I have requested that you, as Landlord, enter into the Lease Agreement with Tenant and proceed with the work contemplated thereby immediately and in advance of the completion of the organization of the bank subsidiary ("Bank") being organized by Tenant and receipt by it of its bank charter.

     In return for your agreement to do so, I unconditionally guarantee the timely, full and faithful completion of the Tenant's Improvements called for under the Lease Agreement. I also do hereby guarantee payment to you of the monthly Base Rental required to be paid under the Lease Agreement for the period from November 1, 1997 through April 1, 1998.

     At such time as the organization of the Bank is completed, and it has received its authorization to commence business, then and only then this guaranty shall become null and void, and you shall look solely to Buckhead Community Bancorp, Inc. for performance under the Lease Agreement.

     Please signify your concurrence by signing the attached copy of this letter.
                                      Sincerely,
                                      /s/ R. Charles Loudermilk, Sr.
                                      R. Charles Loudermilk, Sr.

ACCEPTED:

LONGPOINT INVESTORS, LTD.

By:   John D. Margeson
      General Partner

Date: August 7, 1997